SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                          Date of Report: May 12, 2004


                                    TOO, INC.
             (Exact Name of Registrant as specified in its charter)

    Delaware                        1-14987                      31-1333930
------------------         --------------------------       --------------------
(State or other               (Commission File No.)           (IRS Employer
jurisdiction of                                                Identification
incorporation or                                                  Number)
organization)
                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.   Exhibits.

       (c)    Exhibits.

             Exhibit No.                        Description

                 99 Press Release, dated May 12, 2004, entitled "Too, Inc. Reports First Quarter 2004 Operating Results; Second Quarter Earnings Improvement Projected."












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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOO, INC.


Date:   May 12, 2004        By: /s/ Kent A. Kleeberger
                                    -----------------------------------------
                                    Kent A. Kleeberger
                                    Executive Vice Presidentand Chief Financial
                                    Officer